UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2007

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Compensation Committee (the “Committee”) of the Board of Directors of M/I Homes, Inc. (the “Company”), at its meeting held on February 13, 2007, took the following actions with respect to the compensation of the Company’s executive officers:

1.
The Committee awarded Robert H. Schottenstein, Chairman and Chief Executive Officer, Phillip G. Creek, Senior Vice President and Chief Financial Officer, and J. Thomas Mason, Senior Vice President, General Counsel and Secretary, discretionary cash bonuses for the 2006 fiscal year in the amounts of $400,000, $200,000 and $62,500, respectively. In addition, the Committee granted Messrs. Schottenstein, Creek and Mason non-qualified stock options to purchase 31,746, 15,873 and 4,960 common shares of the Company (the “Common Shares”), respectively, pursuant to the Company’s 1993 Stock Incentive Plan as Amended (which plan has been approved by the Company’s shareholders) (the “1993 Stock Incentive Plan”) and that certain form of Option Agreement filed as part of Exhibit 4 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 (the “Discretionary Stock Option Awards”). Each Discretionary Stock Option Award will vest and become exercisable in equal one-third increments on December 31, 2007, 2008 and 2009 subject to the executive officer’s continued employment with the Company on the applicable vesting date. The exercise price of the Discretionary Stock Options Awards is $33.86 per Common Share, the closing price of the Common Shares on the New York Stock Exchange (“NYSE”) on the date of grant.

2.	The Committee approved new annual base salaries of $750,000, $500,000 and $350,000 for Messrs. Schottenstein, Creek and Mason, respectively.

3.	The Committee approved the following performance-based incentive compensation for Messrs. Schottenstein, Creek and Mason for the 2007 fiscal year:

(a) Pursuant to the Company’s 2004 Executive Officer Compensation Plan (which plan has been approved by the Company’s shareholders) (the “Executive Officer Compensation Plan”), the Committee established the Award Formulas and the Performance Goals (each as defined in the Executive Officer Compensation Plan) to be measured to determine the amount of the cash performance bonus which may be received under the Executive Officer Compensation Plan by each of Messrs. Schottenstein, Creek and Mason with respect to the 2007 fiscal year. The Award Formulas and the Performance Goals for the 2007 fiscal year are based upon the Company’s achievement during 2007 of specified levels of net income, return on equity and homebuyer satisfaction ratings. Pursuant to the Award Formulas and the Performance Goals established by the Committee, the maximum cash performance bonus which may be received under the Executive Officer Compensation Plan by each of Messrs. Schottenstein, Creek and Mason with respect to the 2007 fiscal year is 210%, 150% and 60% of their respective 2007 base salaries. Attached hereto as Exhibit 10.1 is a copy of the form of Award Formulas and Performance Goals under the Executive Officer Compensation Plan for the 2007 fiscal year which is applicable to each of Messrs. Schottenstein, Creek and Mason. The foregoing description of the 2007 Award Formulas and Performance Goals for Messrs. Schottenstein, Creek and Mason is qualified in its entirety by reference to Exhibit 10.1;

(b) The Committee granted Messrs. Schottenstein, Creek and Mason 15,505, 7,383 and 2,067 restricted Common Shares, respectively, pursuant to the 1993 Stock Incentive Plan and that certain form of Performance-Based Restricted Stock Award Agreement attached hereto as Exhibit 10.2 (the “2007 Performance-Based Restricted Stock Awards”). To the extent the Company achieves during the 2007 fiscal year specified levels of net income, return on equity and homebuyer satisfaction ratings, a specified percentage of the restricted Common Shares underlying each 2007 Performance-Based Restricted Stock Award will vest in equal one-third increments on the first, second and third anniversaries of the date of grant subject to the executive officer’s continued employment with the Company on the applicable anniversary date. The foregoing description of the 2007 Performance-Based Restricted Stock Awards is qualified in its entirety by reference to Exhibit 10.2; and

(c) The Committee granted Messrs. Schottenstein, Creek and Mason non-qualified stock options to purchase 41,667, 19,841 and 5,556 Common Shares, respectively, pursuant to the 1993 Stock Incentive Plan and that certain form of Performance-Based Stock Option Award Agreement attached hereto as Exhibit 10.3 (the “2007 Performance-Based Stock Option Awards”). To the extent the Company achieves during the 2007 fiscal year specified levels of net income, return on equity and homebuyer satisfaction ratings, a specified percentage of the Common Shares underlying each 2007 Performance-Based Stock Option Award will vest and become exercisable in equal one-fifth increments on December 31, 2007, 2008, 2009, 2010 and 2011 subject to the executive officer’s continued employment with the Company on the applicable vesting date. The exercise price of the 2007 Performance-Based Stock Option Awards is $33.86 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant. The foregoing description of the 2007 Performance-Based Stock Option Awards is qualified in its entirety by reference to Exhibit 10.3.

4. The Committee granted Messrs. Schottenstein, Creek and Mason non-qualified stock options to purchase 60,000, 24,000 and 10,000 Common Shares, respectively, pursuant to the 1993 Stock Incentive Plan and that certain form of Option Agreement filed as part of Exhibit 4 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 (the “2007 Service-Based Stock Option Awards”). Each 2007 Service-Based Stock Option Award will vest and become exercisable in equal one-fifth increments on December 31, 2007, 2008, 2009, 2010 and 2011 subject to the executive officer’s continued employment with the Company on the applicable vesting date. The exercise price of the 2007 Service-Based Stock Options Awards is $33.86 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits
(c) Exhibits:

Index to Exhibits

Exhibit No.	Description of Documents
10.1	Form of 2007 Award Formulas and Performance Goals Under the 2004 Executive Officer Compensation Plan
10.2	Form of Performance-Based Restricted Stock Award Agreement Under the 1993 Stock Incentive Plan as Amended
10.3	Form of Performance-Based Stock Option Award Agreement Under the 1993 Stock Incentive Plan as Amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2007

M/I Homes, Inc.

By:	/s/ Ann Marie W. Hunker
Ann Marie W. Hunker
Controller and Chief Accounting Officer

Index to Exhibits

Exhibit No.	Description of Documents
10.1	Form of 2007 Award Formulas and Performance Goals Under the 2004 Executive Officer Compensation Plan
10.2	Form of Performance-Based Restricted Stock Award Agreement Under the 1993 Stock Incentive Plan as Amended
10.3	Form of Performance-Based Stock Option Award Agreement Under the 1993 Stock Incentive Plan as Amended